ARMT 2004-05 - Price/Yield - 4A1                                           Full Coupon 10s

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Balance        $95,400,000.00   Delay                24  WAC(4)   5.663794797 WAM(4)   358
Coupon                 5.407    Dated         12/1/2004  NET(4)     5.407041  WALA(4)    2
Settle            12/30/2004    First Payment 1/25/2005
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* PAYS GROUP NET WAC LESS [0.0000%] THROUGH MONTH 59, THEN NET WAC LESS [0.00]%. EFFECTIVE
NET MARGIN EQUALS APPROX. [2.0186]% RUN TO EARLIEST OF EACH UNDERLYING LOAN'S RESET AND 10% CALL

                                         (CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

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                 10 CPB -     15 CPB -  20 CPB -  25 CPB -   30 CPB -  40 CPB - 50 CPB -
    Price        Call (N)     Call (N)  Call (N)  Call (N)   Call (N)  Call (N) Call (N)
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   100-10+        5.3217       5.2881    5.2505    5.2073     5.1585    5.0439   4.9043
   100-14+        5.2950       5.2554    5.2111    5.1602     5.1026    4.9675   4.8029
   100-18+        5.2684       5.2228    5.1718    5.1132     5.0468    4.8912   4.7017
   100-22+        5.2418       5.1903    5.1326    5.0663     4.9912    4.8153   4.6008
   100-26+        5.2153       5.1578    5.0934    5.0195     4.9358    4.7395   4.5003
   100-30+        5.1888       5.1254    5.0544    4.9728     4.8805    4.6639   4.4000
   101-02+        5.1624       5.0931    5.0155    4.9263     4.8254    4.5886   4.3000
   101-06+        5.1360       5.0608    4.9766    4.8798     4.7703    4.5134   4.2003
   101-10+        5.1097       5.0286    4.9378    4.8335     4.7155    4.4385   4.1009
   101-14+        5.0835       4.9965    4.8992    4.7873     4.6608    4.3638   4.0018
   101-18+        5.0573       4.9645    4.8606    4.7413     4.6062    4.2892   3.9030
   101-22+        5.0311       4.9325    4.8221    4.6953     4.5518    4.2149   3.8045
   101-26+        5.0050       4.9006    4.7837    4.6494     4.4975    4.1408   3.7062
   101-30+        4.9789       4.8687    4.7454    4.6037     4.4433    4.0669   3.6082
   102-02+        4.9529       4.8370    4.7072    4.5581     4.3893    3.9932   3.5105
   102-06+        4.9270       4.8053    4.6691    4.5125     4.3354    3.9198   3.4131
   102-10+        4.9011       4.7736    4.6310    4.4671     4.2817    3.8465   3.3160
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     WAL           5.82         4.64      3.77      3.08       2.55      1.81     1.33
Principal Window  Jan05 -     Jan05 -    Jan05 -   Jan05 -   Jan05 -   Jan05 -   Jan05 -
                   Nov14       Nov14      Nov14     Nov14     Nov14     Nov14     Nov14
Principal # Months  119         119        119       119       119       119       119
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  LIBOR_1MO       2.3060       2.3060    2.3060    2.3060     2.3060    2.3060   2.3060
  LIBOR_6MO       2.6325       2.6325    2.6325    2.6325     2.6325    2.6325   2.6325
  LIBOR_1YR       2.9600       2.9600    2.9600    2.9600     2.9600    2.9600   2.9600
   CMT_1YR        2.6017       2.6017    2.6017    2.6017     2.6017    2.6017   2.6017
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     SWAP           Mat        0.25YR    0.50YR      1YR      1.5yr      2YR       3YR    4YR     5YR
                    Yld        2.4188    2.6325    2.9600     3.1560    3.3520   3.6280  3.8690  4.0840
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Note: Assumes estimated Initial Subordination to AAA of 7.00%. Subject to +/- 1.00% variance

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.
 Credit Suisse First Boston LLC makes no representation that such analyses or calculations are                             01-Dec-04
 accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
                                                                                                    SALE! - Subject to 10% Variance